Fees Summary	Jun. 27, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 1,174,000.00
Previously Paid Amount	0.00
Total Fee Amount	179.74
Total Offset Amount	$ 0.00
Narrative Disclosure	Fee per Rule 457(r)
Net Fee	$ 179.74
Narrative - Max Aggregate Offering Price	$ 1,174,000.00
Narrative - Max Aggregate Offering Amount | shares	1,174,000
Final Prospectus	true